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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 21, 2001
                                                 --------------


                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



        Wisconsin                          1-11091              22-2849508
--------------------------------     ----------------     ----------------------
(State or other jurisdiction of      (Commission File          (IRS Employer
   incorporation)                        Number)            Identification No.)


            48 Congress Street
       Portsmouth, New Hampshire                                 03801
----------------------------------------                      ------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:   (603) 433-6131
                                                    --------------------



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Item 5. Other Events and Regulation FD Disclosure

In order to comply with recent rule changes by the SEC, specifically Rule 3-10 of Regulation S-X as amended by Financial Reporting Release No. 55 (the "Release"), Financial Statements and Periodic Reports for Related Issuers and Guarantors, Apogent Technologies Inc. ("Apogent") has elected to include an additional footnote in its financial statements as of September 30, 2000, originally filed in its Form 10-K on December 19, 2000.

Although current circumstances do not warrant the disclosure requirement in the Release, Apogent has elected to provide this additional information in order to fulfill future needs as they may arise.

This additional information is provided in note (20), "Condensed Consolidating Financial Statements", to the company's September 30, 2000 financial statements filed as Exhibit 99 to this report and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APOGENT TECHNOLOGIES INC.

Date: March 21, 2001                   By:  /s/ Jeffrey C. Leathe
                                            ------------------------------------
                                            Jeffrey C. Leathe
                                            Executive Vice President - Finance,
                                            Chief Financial Officer & Treasurer




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APOGENT TECHNOLOGIES INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                              DATED MARCH 21, 2001

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                                                                             INCORPORATED
    EXHIBIT                                                                   HEREIN BY                        FILED
    NUMBER                    DESCRIPTION                                    REFERENCE TO                    HEREWITH
      23         Consent of KPMG LLP                                                                             X

      99         Independent auditors' report[s] and                                                             X
                 consolidated balance sheets of Apogent
                 Technologies Inc. (f/k/a Sybron International
                 Corporation) and subsidiaries as of
                 September 30, 1999 and 2000, and the related
                 consolidated statements of income, shareholders'
                 equity, and cash flows and related financial
                 statement schedule for each of the years in the
                 three-year period ended September 30, 2000

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